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                            DRESDNER RCM GLOBAL FUNDS
                       SUPPLEMENT DATED NOVEMBER 19, 1999
                       TO THE PROSPECTUS DATED MAY 3, 1999

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "LARGE CAP GROWTH FUND" AT PAGE 28 OF THE PROSPECTUS:

John D. Leland, Jr., Seth Reicher and Mary M. Bersot, CFA, are primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Leland is a Managing Director of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972. Mr. Reicher is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1993. Ms. Bersot is a Director of the Investment Manager, with which she has been associated since 1999. Prior to joining Dresdner RCM, she worked for McMorgan & Co. as a Senior Vice President managing the Taft Hartley Funds as well as a balanced mutual fund.

The following information replaces the information found under the subheading "International Growth Equity Fund and Emerging Markets Fund" at page 29 of the Prospectus.

William S. Stack and Steve C. Laughton are primarily responsible for the day-to-day management of the International Fund. Mr. Stack and Ana Wiechers-Marshall are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Stack is a Senior Managing Director of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. Mr. Laughton is a Director of the Investment Manager, with which he has been associated since 1995. Prior to joining Dresdner RCM, he served as the Director of Equities Research at Koeneman Capital Management in Singapore. Ms. Wiechers-Marshall is a Director of the Investment Manager, with which she has been associated since 1995. From 1993 to 1995 she was employed by Bank of America where she served as Latin America Regional Manager. She has participated in the management of portfolios on behalf of the Investment Manager since 1997.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "GLOBAL HEALTH CARE FUND AND BIOTECHNOLOGY FUND" AT PAGES 28 AND 29 OF THE PROSPECTUS.

Faraz Naqvi M.D. and Michael Dauchot M.D. are primarily responsible for the day-to-day management of the Global Health Care Fund and Biotechnology Fund. Dr. Naqvi is a portfolio manager and research analyst of the Investment Manager, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a healthcare consultant for McKinsey & Company. Dr. Dauchot is an equity healthcare analyst of the Investment Manager, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana.